UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2009

ASTORIA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1 THROUGH 4 AND ITEMS 6 THROUGH 8 NOT APPLICABLE.

Item 5.02(d).                                Election of Directors

At meetings of the Boards of Directors of Astoria Financial Corporation (the “Company”) and its wholly owned subsidiary, Astoria Federal Savings and Loan Association (the “Association”) held on November 18, 2009, the Boards of Directors of the Company and the Association each elected Mr. John R. Chrin effective December 16, 2009 to fill the vacant seat created by the retirement of Leo J. Waters, effective on the close of the regular Board of Directors’ meetings held on November 18, 2009, due to his having reached mandatory retirement. In each case, Mr. Chrin was elected to the class of directors who will serve until the respective annual meeting of shareholders of the Company and the Association held in 2010, and, in any case, until their successors are duly elected and qualified.

Mr. Chrin was not appointed to serve on any committees of the Board of Directors of the Company or the Association at this time.

A press release announcing Mr. Chrin’s election to the Boards of Directors of the Company and the Association and describing Mr. Chrin’s background is attached as Exhibit 99.1 and is incorporated by reference herein.

Mr. Chrin does not have any direct or indirect interest in any transactions which would require disclosure by the Company pursuant to Securities and Exchange Commission Regulation S-K Item 404(a).

It is anticipated that at its meeting scheduled for December 11, 2009, the Compensation Committee of the Company will consider awarding to Mr. Chrin 2,000 shares of restricted Company common stock (par value $0.01 per share) as a discretionary grant pursuant to the Astoria Financial Corporation 2007 Non-Employee Director Stock Plan, which was previously approved by the Company’s shareholders. The shares, if awarded, will include both dividend and voting rights, will vest on February 2, 2012, or earlier upon Mr. Chrin’s death, disability or Mandatory Retirement or Involuntary Termination, both as defined in the Plan, or in the case of a Change of Control, as also defined in the Plan.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits.

The following Exhibit is filed as part of this report:

Exhibit 99.1                                Press release dated November 18, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

By:	/s/ Alan P. Eggleston
Alan P. Eggleston
Executive Vice President, Secretary and General Counsel

Dated:                      November 18, 2009

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated November 18, 2009.